Exhibit 107

Calculation of Filing Fee Tables
S-8
Brainsway Ltd.
Table 1: Newly Registered Securities
	Security Type	Security Class Title	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee
1	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	60,000	$ 0.76	$ 45,600.00	0.0001381	$ 6.30
2	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	7,500	$ 0.92	$ 6,900.00	0.0001381	$ 0.95
3	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	80,000	$ 1.21	$ 96,800.00	0.0001381	$ 13.37
4	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	46,875	$ 1.42	$ 66,562.50	0.0001381	$ 9.19
5	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	75,000	$ 1.51	$ 113,250.00	0.0001381	$ 15.64
6	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	401,875	$ 3.71	$ 1,490,956.25	0.0001381	$ 205.90
7	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	40,000	$ 3.74	$ 149,600.00	0.0001381	$ 20.66
8	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	75,000	$ 4.31	$ 323,250.00	0.0001381	$ 44.64
9	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	27,500	$ 5.06	$ 139,150.00	0.0001381	$ 19.22
10	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	30,000	$ 5.63	$ 168,900.00	0.0001381	$ 23.33
11	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	40,000	$ 5.89	$ 235,600.00	0.0001381	$ 32.54
12	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	30,000	$ 7.28	$ 218,400.00	0.0001381	$ 30.16
13	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	35,000	$ 8.21	$ 287,350.00	0.0001381	$ 39.68
14	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	50,000	$ 8.56	$ 428,000.00	0.0001381	$ 59.11
15	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	75,000	$ 10.20	$ 765,000.00	0.0001381	$ 105.65
16	Equity	Ordinary Shares, NIS 0.04 par value per share	Other	1,950,171	$ 15.77	$ 30,754,196.67	0.0001381	$ 4,247.15
Total Offering Amounts:						$ 35,289,515.42		$ 4,873.49
Total Fee Offsets:								$ 0.00
Net Fee Due:								$ 4,873.49
Offering Note
[1]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share.

[2]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[3]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[4]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[5]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[6]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[7]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[8]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[9]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[10]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[11]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[12]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[13]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[14]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[15]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Computed in accordance with Rule 457(h) promulgated under the Securities Act based on the exercise price of the options underlying the Ordinary Shares. When initially set in New Israeli Shekels ("NIS"), the amount is translated (solely for the purpose of calculating the registration fee) using the rate of NIS 3.014 to US $1.00, the representative rate of exchange as of April 15, 2026 as published by the Bank of Israel.

[16]	(1) Pursuant to Rule 416, this Registration Statement shall also be deemed to cover an indeterminate number of additional ordinary shares issuable pursuant to the anti-dilution provisions of the 2019 Share Incentive Plan, such as in the event the number of outstanding shares of the Registrant is increased by stock split, stock divided and/or similar transactions. (2) Amount of the registration fee was calculated in accordance with Section 6(b) and Rule 457 under the Securities Act and was determined by multiplying the aggregate offering price by 0.0001381. (3) American Depository Shares ("ADSs") evidenced by American Depository Receipts ("ADRs"), issuable upon deposit of Ordinary Shares, par value NIS 0.04 per share, of BrainsWay Ltd., are registered on a separate Registration Statement on Form F-6 (File No. 333-229481). Each ADS represents one (1) Ordinary Share. (4) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act based on the average of the high and low prices per share of common stock as reported by the NASDAQ Global Market on April 15, 2026.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rule 457(p)
Fee Offset Claims
Fee Offset Sources